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                                                                   Exhibit 10.03


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Second Amendment to that certain Loan and Security Agreement ("Amendment") is made and entered into as of January 29, 1999 by and between HMI Industries, Inc. ("Borrower") and Heller Financial, Inc. ("Lender").

         WHEREAS, Lender and Borrower are parties to a certain Loan and Security Agreement, dated April 23, 1998 and all amendments thereto (the "Agreement"); and

         WHEREAS, Certain information has come to the attention of Lender, and after discussions with the Borrower, the Lender has decided to phase out the Inventory sub-line; and

         WHEREAS, Events of Default are in existence under the Agreement as a result of Borrower's breach of certain conditions contained in paragraph (J), POST CLOSING CONDITIONS, clauses (3)-(6), of the Conditions Rider (the "Existing Events of Default"), and Borrower has requested Lender waive the Existing Events of Default; and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

         2. AMENDMENT. Subject to the conditions set forth below, the Agreement is hereby amended as follows:

            (a) Subsection 1.1 is amended by inserting the following definitions after the existing definition of "AGREEMENT" and before the existing definition of "AUSTRALIAN LINE OF CREDIT":

             " 'APPLICABLE ADVANCE PERCENTAGE' means the following:

                Date                                  Percentage Rate
                ----                                  ---------------
                January 29, 1999 through and
                including March 1, 1999                     50%

                March 2, 1999 through and
                including March 31 , 1999                   45%

                April 1, 1999 through and
                including April 30, 1999                    35%

                May 1, 1999 through and
                including May 31, 1999                      20%



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                June 1, 1999 through and
                including the Termination Date               0%"

            (b) Subsection 2.1, REVOLVING LOAN, is hereby amended by deleting SUBSECTION 2.1, REVOLVING LOAN in its entirety and inserting the following in lieu thereof:

            "2.1, REVOLVING LOAN. Upon Borrower's request made at any time during the term of this Agreement, Lender may, in its sole and absolute discretion, make advances to Borrower ("Revolving Advances") in an aggregate amount up to the lesser of (A)(i) after the Acceptable Accounts Reporting Date (x) 80% of the aggregate outstanding amount of Eligible Accounts, MINUS, (y) the HMAC Reserve, plus (ii) the lessor of (x) Applicable Advance Percentage of the aggregate value of Borrower's Eligible Inventory or (y) $2,500,000.00 or (B) $4,250,000.00 (the "Maximum Revolving Loan
            Amount")."

            (c) Subsection 6.1, Book Net Worth is amended by deleting SUBSECTION
6.1. BOOK NET WORTH in its entirety and inserting the following in lieu thereof:

            "6.1, BOOK NET WORTH. Permit Borrower's book net worth, at any time, to be less than $9,750,000."

            (d) Paragraph (J) POST-CLOSING CONDITIONS, of the Conditions Rider, clauses (3)-(6) are hereby amended by deleting clauses (3)-(6), REAL ESTATE AND MACHINERY AND EQUIPMENT APPRAISALS, EPA PHASE I REPORT, TITLE INSURANCE COMMITMENT POLICY, and SURVEY in their entirety.

         3. WAIVER. Lender hereby waives the Existing Events of Default. This is a limited waiver and shall not be deemed to constitute a waiver of any other Events of Default or any future breach of the Agreement or any of the other Loan Documents. Notwithstanding, the foregoing waiver of the Existing Events of Default, Borrower has failed to meet the conditions set forth in the side letter to the Agreement dated April 23, 1998, from Lender and accepted by Borrower, and due to the fact that the Borrower has sold the real property Collateral, Lender is hereby notifying Borrower that Lender is revoking the proposed Term Loan facility.

         4. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Lender):

            (a) There shall have occurred no material adverse change in the business, operations, financial condition. profits or prospects of Borrower, or in the Collateral;

            (b) Borrower shall have executed and delivered such other documents and instruments as Lender may require;

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel:



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            (d) No Default or Event of Default other than the Existing Events of
Default shall have occurred and be continuing; and

            (e) The Borrower shall have delivered to Lender evidence of the consummation of the sale of Borrower's real property located at 3631 Perkins Avenue, Cleveland, Ohio 44114.

         5. CORPORATE ACTION. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

         6. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Amendment, the Borrower hereby warrants, represents and covenants to the Lender that each representation or warranty of the Borrower set forth in Section 4 of the Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period).

         7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        10. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

        11. REFERENCES.

            (a) Any reference to the Agreement contained in any Loan Document, or any other notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment, unless the context shall otherwise require.

            (b) Except as specifically amended above, the Agreement, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower has no knowledge of any challenge to the Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents:

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the



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Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a modification of the Agreement or a course of dealing with the Lender at variance with the Agreement such as to require further notice by the Lender to require strict compliance with the terms of the Agreement and the other Loan Documents in the future, except as expressly set forth herein.

            (d) The Borrower confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lender, or to grant a security interest or lien on, any Collateral as security for the Obligations of the Borrower from time to time existing in respect of the Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest is hereby ratified and confirmed in all respects, except as expressly provided for herein.

        12. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.



                                                HELLER FINANCIAL, INC.



                                                By:    /s/ Michael L. DuBois
                                                       -------------------------
                                                Name:  Michael L. DuBois
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------



                                                HMI INDUSTRIES, INC.
ATTEST:



/s/ Julie A. McGraw                             By:    /s/ R. M. Benedict, Jr.
--------------------                                   -------------------------
Secretary                                       Name:  R. M. Benedict, Jr.
                                                       -------------------------
                                                Title: Exec. VP, CFO & Treasurer
                                                       -------------------------



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